                                                                    EXHIBIT 99.3

                   LETTER OF TRANSMITTAL AND FORM OF ELECTION

                    WITH RESPECT TO SHARES OF COMMON STOCK OF

                         CALIFORNIA INDEPENDENT BANCORP

    IN CONNECTION WITH THE PROPOSED MERGER OF CALIFORNIA INDEPENDENT BANCORP
                                  WITH AND INTO

                                HUMBOLDT BANCORP

      THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED, ACCOMPANIED BY ALL REQUIRED DOCUMENTS, INCLUDING, IN MOST CIRCUMSTANCES, STOCK CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS BELOW NO LATER THAN 5:00 P. M., PACIFIC TIME, ON JANUARY 5, 2004.

      This Letter of Transmittal and Form of Election (this "Letter of Transmittal") is being delivered to you in connection with the proposed merger (the "Merger") of California Independent Bancorp ("CIB") with and into Humboldt Bancorp ("Humboldt"), pursuant to that certain Agreement and Plan of Merger, dated as of August 11, 2003, by and between Humboldt and CIB (the "Merger Agreement"). This Letter of Transmittal must be completed by holders of shares of common stock, no par value, of CIB ("CIB Common Stock") and the associated share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of November 25, 2002, as amended, between CIB and U.S. Stock Transfer Corporation (the Common Stock and the Rights together being referred to herein as the "Shares"), who wish to make an Election (as defined below) as to the form of Per Share Consideration (as defined below) into which such holder's Shares are converted in the Merger. For an Election to be properly made and effective, this Letter of Transmittal, properly completed, together with the certificates (the "Certificates") representing Shares as to which (an) Election(s) is/are being made (or Guarantee of Delivery as provided herein) and all other required documents, must be received by the Exchange Agent prior to 5:00 P.M. PACIFIC TIME ON JANUARY 5, 2004, unless extended to a later date by the mutual agreement of Humboldt and CIB (the "Election Deadline").

      Each Election is subject to the terms, conditions and limitations set forth in (a) the Joint Proxy Statement-Prospectus, dated October 20 2003, relating to the Merger (the "Joint Proxy Statement-Prospectus), (b) the Merger Agreement, attached as Appendix A to the Joint Proxy Statement-Prospectus and
(c) the accompanying instructions, each of which you are urged to read and which qualify the following summary in its entirety.

      In connection with the Merger of CIB with and into Humboldt, subject to the election and proration procedures set forth in the Merger Agreement, each holder of CIB Common Stock is entitled to elect to receive (i) common stock, no par value per share, of Humboldt ("Humboldt Common Stock") (a "Stock Election"),
(ii) cash (a "Cash Election"), or (iii) a combination of shares of Humboldt Common Stock and cash (a "Combination Election") (each an "Election"). The Humboldt Common Stock and/or cash into which a Share is converted in the Merger is referred to herein as the "Per Share Consideration." If a holder does not make an effective Election, or if this Letter of Transmittal is received after the Election Deadline, his or her shares will be deemed "Undesignated Shares."

      The amount of cash or Humboldt Common Stock a CIB shareholder will receive will be determined by reference to the average price of Humboldt Common Stock over a twenty trading day averaging period ending on the fifth business day prior to the date the Merger closes (the "Average Price"), determined as follows:

      - If the Average Price of Humboldt Common Stock is greater than or equal to $14.12 and less than or equal to $15.30, CIB shareholders will have the right to elect to receive, for each Share of CIB Common Stock they hold, either cash in the amount of $35.50 or Humboldt Common Stock with a value of $35.50 (valued at the Average Price).

      - If the Average Price of Humboldt Common Stock is greater than $15.30, CIB shareholders will have the right to elect to receive cash in an amount equal to, or a number of shares of Humboldt Common Stock with a value based on the average price equal to, the amount determined by multiplying the Average Price by 1.3922 and then adding $14.20, which amount will be greater than $35.50.

      - If the Average Price of Humboldt Common Stock is less than $14.12, CIB shareholders will have the right to elect to receive cash in an amount equal to, or a number of shares of Humboldt Common Stock with a value based on the average price equal to, the amount determined by multiplying the Average Price by 1.5085 and then adding $14.20, which amount will be less than $35.50.

      The Merger Agreement sets the number of shares of CIB Common Stock that may be converted into the right to receive cash in the Merger, and therefore sets the total amount of cash that Humboldt will pay to CIB shareholders in connection with the merger. In the event that the aggregate number of shares of CIB Common Stock as to which Cash Elections and Combination Elections for cash have effectively been made would result in cash payments that would exceed that total amount of cash, then the Exchange Agent will increase or decrease on a pro-rata basis the number of Shares to be converted into the right to receive cash until the aggregate number of Shares deemed to be converted into the right to receive cash would result in cash payments that equal as closely as practicable that total amount of cash set in the Merger Agreement.

      ACCORDINGLY, HOLDERS OF CIB COMMON STOCK MAY NOT RECEIVE THE PROPORTION OF HUMBOLDT COMMON STOCK AND/OR CASH INDICATED BY SUCH HOLDER'S ELECTION.

      Each holder of Shares of CIB Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Humboldt Common Stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Humboldt Common Stock multiplied by the amount of cash per Share of CIB Common Stock that a CIB shareholder receives in the transaction. No holder will be entitled to dividends, voting rights or any other rights as a stockholder in respect of any fractional share of Humboldt Common Stock.

      The tax consequences to holders will vary depending upon, among other things, the form of Per Share Consideration into which such holders' Shares are converted in the Merger. Each CIB shareholder should consult his or her own financial advisor and tax advisor as to the specific consequences of the Merger and Election to such shareholder.

                             THE EXCHANGE AGENT IS:
                         ILLINOIS STOCK TRANSFER COMPANY

By Mail, Overnight Delivery or Hand                By Facsimile Transmission:
             Delivery:                          (for eligible institutions only)
 ILLINOIS STOCK TRANSFER COMPANY                       (312) 427-2879
209 W. Jackson Boulevard, Suite 903
     Chicago, IL 60606-6905                           Confirm by Telephone:
           (800) 757-5755                                  (312) 427-2953


     BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY. THIS LETTER OF TRANSMITTAL, COMPLETED, SIGNED AND ACCOMPANIED BY ALL OTHER REQUIRED DOCUMENTS, SHOULD BE RETURNED TO THE EXCHANGE AGENT IN THE ACCOMPANYING ENVELOPE. YOU WILL NOT HAVE ANOTHER OPPORTUNITY TO MAKE AN ELECTION OF THE MERGER CONSIDERATION YOU PREFER TO RECEIVE.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 WHICH IS ATTACHED HERETO.

                              DESCRIPTION OF SHARES
                   (ATTACH SEPARATE SIGNED LIST IF NECESSARY)

         NAME(S) AND ADDRESS(ES) OF
  REGISTERED HOLDER(S) AND NUMBER OF SHARES
        OF SUCH REGISTERED HOLDER(S)                                   NUMBER OF SHARES
(IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S)                            EVIDENCED BY
     APPEAR(S) ON SHARE CERTIFICATE(S))         CERTIFICATE NUMBERS     CERTIFICATE(S)
--------------------------------------------    -------------------    ----------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------



                 TYPE OF ELECTION (See Instructions B.1 and B.2)
                              (Check only one box)

   TOTAL NUMBER OF                                                [ ] COMBINATION ELECTION
SHARES WITH RESPECT TO                                    ---------------------------------------
 WHICH AN ELECTION IS         [ ]             [ ]                CASH                STOCK
      BEING MADE         CASH ELECTION   STOCK ELECTION   (NUMBER OF SHARES)   (NUMBER OF SHARES)
----------------------                                    ------------------   ------------------




      UNLESS OTHERWISE INDICATED IN WRITING ON THE LINES SET FORTH IMMEDIATELY FOLLOWING THIS PARAGRAPH, THE ABOVE ELECTION IS FOR ALL OF THE SHARES IDENTIFIED IN THE "DESCRIPTION OF SHARES" FORTH SET ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and other required documents to the Exchange Agent prior to the Election Deadline and who wish to make an Election must complete this Letter of Transmittal and otherwise comply with the Guarantee of Delivery procedures, including (i) the completion of the Guarantee of Delivery at the time this Letter of Transmittal is completed and (ii) delivery of the underlying Shares on a timely basis. SEE INSTRUCTION A.2. Elections with respect to all Shares subject to a Guarantee of Delivery must be made above at the time the Guarantee of Delivery is completed. In addition, at the time the Certificates are delivered pursuant to a Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Letter of Transmittal with only the section under "Notice of Delivery under Guarantee" below, properly completed (or must otherwise provide such information to the Exchange Agent to enable the Exchange Agent to identify the Certificates or Shares being delivered).

      SHAREHOLDERS MAY NOT CHANGE ELECTIONS IN A LETTER OF TRANSMITTAL DELIVERING CERTIFICATES OR SHARES PREVIOUSLY COVERED BY A GUARANTEE OF DELIVERY. If the guarantor fails to deliver the Certificates in accordance with the terms of the Guarantee of Delivery, without limiting any other rights of Humboldt or the Exchange Agent, any purported Election with respect to Shares subject to such guarantee will be void. THE GUARANTEE OF DELIVERY PROCEDURES SHOULD NOT BE USED FOR LOST, DESTROYED OR STOLEN CERTIFICATES. SEE INSTRUCTION C.7.

                              GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                               SEE INSTRUCTION A.2

      THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THIS LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS HERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

      The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Exchange Agent either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Exchange Agent's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, within three Nasdaq trading days after the date hereof.


--------------------------------------------------------------------------------
                                  NAME OF FIRM

--------------------------------------------------------------------------------
                                     ADDRESS

--------------------------------------------------------------------------------
                                                                        ZIP CODE

Area Code and Tel. No.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

Name
     ---------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE

Title
     ---------------------------------------------------------------------------

Date
     ---------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THE LETTER OF TRANSMITTAL IN WHICH THIS BOX IS COMPLETED. CERTIFICATES SHOULD BE SENT ONLY WITH THE LETTER OF
 TRANSMITTAL IN WHICH THE BOX ENTITLED "NOTICE OF DELIVERY UNDER GUARANTEE" IS
                                   COMPLETED.

               SPECIAL INSTRUCTIONS FOR DELIVERY TO EXCHANGE AGENT

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution:
                                    --------------------------------------------

      Account Number:
                     -----------------------------------------------------------

      Transaction Code Number:
                              --------------------------------------------------

Ladies and Gentlemen:

      The undersigned hereby surrenders the Certificates evidencing Shares listed above (or such delivery is guaranteed in accordance with the terms hereof), and elects, upon consummation of the Merger, to have such Shares converted into the Per Share Consideration in accordance with such holder's Election and the above-described allocation procedures, or, if an Election is not duly made, to have such shares treated as Undesignated Shares.

      The undersigned understands that the purpose of the Election procedure is to permit holders of CIB Common Stock to express their preference for the type of consideration they wish to receive in the Merger, but that in any event Humboldt will convert a certain number of Shares of CIB Common Stock, the Cash Election Number, into cash. The undersigned therefore acknowledges that there can be no assurance that the undersigned will receive the proportion of Humboldt Common Stock and/or cash indicated in the undersigned's Election.

      Humboldt's acceptance of Shares delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and Humboldt upon the terms and subject to the conditions listed in this Letter of Transmittal.

      The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Shares listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash and/or any certificates for the shares of Humboldt Common Stock issuable in the Merger.

      The undersigned understands and acknowledges that all questions as to the validity, form, and eligibility of any Election and delivery and/or surrender of Certificates and Shares hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

      Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of Humboldt Common Stock in the name of the registered holder(s) of the Shares appearing above under "Description of Shares." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificates for shares of Humboldt Common Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Description of Shares." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check and any certificate for shares of Humboldt Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS A.3, A.4 AND C.3.)

      TO BE COMPLETED ONLY IF THE CHECK IS TO BE MADE PAYABLE TO, OR THE CERTIFICATES FOR SHARES OF HUMBOLDT COMMON STOCK ARE TO BE REGISTERED IN, THE NAME OF SOMEONE OTHER THAN THE UNDERSIGNED.

NAME:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

ADDRESS:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                            (SEE SUBSTITUTE FORM W-9)

                          SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS A.3, A.4 AND C.3.)

      TO BE COMPLETED ONLY IF THE CHECK OR THE CERTIFICATES FOR SHARES OF HUMBOLDT COMMON STOCK ARE TO BE MAILED TO SOMEONE OTHER THAN THE UNDERSIGNED OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN UNDER "DESCRIPTION OF SHARES."

MAIL CHECKS AND/OR CERTIFICATE TO:

NAME:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

ADDRESS:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                            (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT!

                         ALL CIB SHAREHOLDERS SUBMITTING
                    THIS LETTER OF TRANSMITTAL MUST SIGN HERE
                  AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

-----------------------------------------------------------------------------
                               Signature of Holder

Dated:
      ------------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S). IF SIGNED BY PERSON(S) TO WHOM THE SHARES REPRESENTED HEREBY HAVE BEEN ASSIGNED OR TRANSFERRED AS EVIDENCED BY ENDORSEMENT OR STOCK POWERS TRANSMITTED HEREWITH, THE SIGNATURES MUST BE GUARANTEED. IF SIGNATURE IS BY AN OFFICER ON BEHALF OF A CORPORATION OR BY AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY, AGENT OR ANY OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTIONS A.3 AND A.4.)

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------
                              (See Instruction A.3)

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------
Taxpayer Identification or
Social Security Number:
                          ------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (COMPLETE ONLY IF REQUIRED;
                          SEE INSTRUCTIONS A.3 AND A.4)
                      FOR USE BY ELIGIBLE INSTITUTIONS ONLY

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Authorized Signature:
                     -----------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:
      --------------------------------------------------------------------------

                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

                            IMPORTANT TAX INFORMATION

      In order to ensure compliance with federal income tax requirements, each holder of Shares who is a U.S. person (including a resident alien) is requested to provide the Exchange Agent with his or her correct TIN and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. (See Instruction C.7 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.) Each holder of Shares who is a nonresident alien or a foreign entity should provide the Exchange Agent with the applicable Internal Revenue Service Form W-8. The applicable Form W-8 can be obtained by contacting the Exchange Agent.

                     PAYER: ILLINOIS STOCK TRANSFER COMPANY

                                   SUBSTITUTE
                                    FORM W-9

                           Department of the Treasury
                            Internal Revenue Service


                          Payer's Request for Taxpayer
                           Identification Number (TIN)

PART I - PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN, WRITE "APPLIED FOR") IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

--------------------------------------------------------------------------------
                             Social Security Numbers

OR
  ------------------------------------------------------------------------------
                         Employer identification number
                      (If awaiting TIN write "Applied For")


PART II - For Payees Exempt From Backup Withholding, see the accompanying Instructions and complete as instructed therein.

CERTIFICATION - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either
      (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number), and

(2) I am not subject to backup withholding either (a) because I have not been notified by the IRS that I am subject to backup withholding, as a result of failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding and

(3)  I am a U. S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also, see the accompanying Instructions.)

SIGNATURE                                                DATE             , 2003
         --------------------------------------------         ------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER AND A SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number: (x) 28% of all reportable payments made to me pursuant to the Offer will be withheld if I do not provide a TIN by the time of payment and (y) 28% of all dividend payments made to me by CPF will be withheld unless a TIN is provided within 60 days.

Signature                                                Date             , 2003
         --------------------------------------------         ------------

      QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE EXCHANGE AGENT AT ITS ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE. ADDITIONAL COPIES OF THE JOINT PROXY STATEMENT-PROSPECTUS OR THIS LETTER OF TRANSMITTAL MAY BE OBTAINED FROM THE EXCHANGE AGENT.

                          NOTICE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION A.2)

      THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THIS LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS HERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

      The undersigned hereby tenders to Humboldt Bancorp, a California corporation ("Humboldt"), upon the terms and subject to the conditions set forth in the Joint Proxy Statement-Prospectus, dated October __, 2003, the Agreement and Plan of Merger by and between Humboldt and California Independent Bancorp, a California corporation ("CIB"), attached as Appendix A to the Joint Proxy Statement-Prospectus and the related Letter of Transmittal (and any amendments or supplements thereto), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, no par value per share (the "Common Stock"), of CIB, together with the associated share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of November 25, 2002, as amended, between CIB and U.S. Stock Transfer Corporation (the Common Stock and the Rights together being referred to herein as the "Shares"), pursuant to the guaranteed delivery procedures set forth in the Guarantee of Delivery above and Instruction A.2.

      Name(s) of Registered Owner(s):
                                     -------------------------------------------

      Window Ticket Number (if any) or DTC Participant Number:
                                                              ------------------

      Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

      Name of Institution that Guaranteed Delivery:
                                                   -----------------------------

      For Book-Entry Transfer, complete the following:
                                                      --------------------------

      Account Number:
                     -----------------------------------------------------------

      Transaction Code Number:
                              --------------------------------------------------

                                  INSTRUCTIONS
                                  ACCOMPANYING
                   LETTER OF TRANSMITTAL AND FORM OF ELECTION
                    WITH RESPECT TO SHARES OF COMMON STOCK OF
                         CALIFORNIA INDEPENDENT BANCORP
              IN CONNECTION WITH THE PROPOSED MERGER OF CALIFORNIA
               INDEPENDENT BANCORP WITH AND INTO HUMBOLDT BANCORP
                            ("LETTER OF TRANSMITTAL")

      All capitalized terms used but not otherwise defined in these Instructions shall have the respective meanings given to such terms in the Letter of Transmittal. These Instructions govern the Letter of Transmittal and should be read carefully before making an Election.

A.    LETTER OF TRANSMITTAL

      1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates evidencing all delivered Shares (or a guarantee of delivery as provided herein) together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth in the Letter of Transmittal prior to the Election Deadline. If Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

      Holders of Shares who are nominees only may submit a separate Letter of Transmittal for each beneficial owner for whom such holder is a nominee; provided, however, that at the request of the Exchange Agent, such holder shall certify to the satisfaction of the Exchange Agent that such holder holds such Shares as nominee for the beneficial owner thereof. Each beneficial owner for whom a Letter of Transmittal is submitted will be treated as a separate holder of Shares.

      The Shares for which properly completed Letters of Transmittal and all required documents are not received prior to the Election Deadline will be treated as Undesignated Shares.

      THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, CERTIFICATES, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SENDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THE RISK OF LOSS OF SUCH CERTIFICATE(S) SHALL PASS ONLY AFTER THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE CERTIFICATE(S). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      2. GUARANTEE OF DELIVERY. CIB shareholders whose Certificates are not immediately available and who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to the Election Deadline may deliver their Shares pursuant to the guaranteed delivery procedure contained herein. Pursuant to such procedure: (i) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and with the box entitled "Guarantee of Delivery" properly completed and duly executed, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Election Deadline; and (ii) the Certificates, in proper form for transfer, must be received by the Exchange Agent within three Nasdaq trading days after the date of execution of the Guarantee of Delivery. In addition, at the time the Certificates are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Letter of Transmittal with only the section entitled "Notice of

Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). No change in a shareholder's Election may be made pursuant to the Letter of Transmittal delivering Certificates or Shares previously covered by a Guarantee of Delivery. If the guarantor fails to deliver the Certificates in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to Shares subject to such guarantee will be void.

      3. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If a Letter of Transmittal is signed by the registered holder(s) of the Shares delivered with such Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement, or any other change whatsoever.

      If any Share delivered herewith is owned of record by two or more persons, all such persons must sign the same Letter of Transmittal. If any of the Shares delivered with such Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

      If a Letter of Transmittal is signed by the registered holder(s) of the Shares delivered with such Letter of Transmittal, no endorsements of Certificates or separate stock powers are required, unless checks or certificates evidencing shares of Humboldt Stock are to be payable to the order of, or registered in the name of, a person other than the registered holder(s), in which case the Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution (as defined below).

      If a Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered with such Letter of Transmittal, the Certificate(s) evidencing the Shares delivered with such Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If a Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Humboldt of such person's authority so to act must be submitted.

      4. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on a Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on a Letter of Transmittal if such Letter of Transmittal is signed by the registered holder(s) of Shares delivered with such Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal. If a Certificate is registered in the name of a person other than the signer of a Letter of Transmittal, or if checks or certificates are to be payable to the order of, or registered in the name of a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above.

      5. DETERMINATION OF PROPER ELECTION. The Exchange Agent will have the reasonable discretion to determine whether Letters of Transmittal have been properly or timely completed, signed, and submitted, modified or revoked, and to disregard immaterial defects in Letters of Transmittal. The decision of the Exchange Agent in such matters and any decision of Humboldt or CIB required by the Exchange Agent and made in good faith shall be conclusive and binding. The Exchange Agent will not be under any obligation to notify any person of any defect in a Letter of Transmittal submitted to the Exchange Agent. The Exchange Agent shall also make all computations contemplated by the Merger Agreement and all such computations shall be conclusive and binding on the holders of CIB Common Stock. No alternative, conditional, or contingent Elections will be accepted. If the Exchange Agent shall reasonably determine that any purported Stock Election, Cash Election or Combination Election was not properly made, such purported Stock Election, Cash Election or Combination Election shall be deemed to be of no force and effect and the shareholder making such purported Stock Election, Cash Election or Combination Election shall, for purposes hereof, be deemed to have not made an Election and the Shares covered thereby will be deemed Undesignated Shares.

      6. INADEQUATE SPACE. If the space provided in the Letter of Transmittal under "Description of Shares" is inadequate, the Certificate numbers and the number of Shares evidenced by such Certificates should be listed on a separate schedule and attached to the Letter of Transmittal.

      7. TERMINATION OF MERGER AGREEMENT. All Elections will be revoked automatically if the Exchange Agent is notified in writing by Humboldt or CIB that the Merger Agreement has been terminated, and Certificates will be promptly returned to the persons who have submitted them. In such event, Shares represented by Certificates will be returned to CIB shareholders by registered mail (with attendant delay).

      8. DISSENTERS' RIGHTS. HOLDERS OF CIB COMMON STOCK WHO WISH TO EXERCISE DISSENTERS' RIGHTS SHOULD NOT COMPLETE THIS LETTER OF TRANSMITTAL. Humboldt will regard any record holder of Shares who has delivered a written demand for dissenters' rights and who subsequently delivers a Letter of Transmittal to the Exchange Agent as having withdrawn such demand for dissenters' rights. Humboldt will regard any holder who has delivered a Letter of Transmittal and who simultaneously or subsequently makes a written demand for dissenters' rights as having revoked his or her Election. For more information, see the discussion in the Joint Proxy Statement-Prospectus set forth under "DISSENTERS' RIGHTS."

B.    ELECTION AND PRORATION PROCEDURES

      A more complete description of the election and proration procedures is set forth in Section 3.03 of the Merger Agreement. All Elections are subject to compliance with the election procedures provided for in the Merger Agreement. In connection with making any Election, a CIB shareholder should carefully read, among other items, the description and statement of information contained in the Joint Proxy Statement-Prospectus under the caption "THE MERGER -- Material United States Federal Income Tax Considerations of the Merger." Each CIB shareholder should consult his or her own tax advisor as to the specific tax consequences of the Election and the Merger to such shareholder.

      1. ELECTIONS. By completing the box entitled "Type of Election" and the Letter of Transmittal in accordance with these instructions, a CIB shareholder will be permitted to make a Stock Election, Cash Election or Combination Election with respect to the Shares held by such holder. The Merger Agreement sets the number of shares of CIB Common Stock that may be converted into the right to receive cash in the Merger, and therefore sets the total amount of cash that Humboldt will pay to CIB shareholders in connection with the merger. In the event that the aggregate number of shares of CIB Common Stock as to which Cash Elections and Combination Elections for cash have effectively been made would result in cash payments that would exceed that total amount of cash, then the Exchange Agent will increase or decrease on a pro-rata basis the number of Shares to be converted into the right to receive cash until the aggregate number of Shares deemed to be converted into the right to receive cash would result in cash payments that equal as closely as practicable that total amount of cash set in the Merger Agreement. There can, therefore, be no assurance that any holder of CIB Common Stock will receive the proportion of CIB Common Stock and/or cash indicated on such holder's Election. See the discussion in the Joint Proxy Statement-Prospectus set forth under "THE MERGER -- Election and Proration Procedures." As soon as practicable after the Election Deadline, the Exchange Agent shall determine the allocation of the cash and Humboldt Common Stock portions of the Merger Consideration and shall notify Humboldt of its determination.

      2. TREATMENT OF NON-ELECTING SHARES. CIB Common Stock (other than Dissenting Shares) with respect to which the Exchange Agent does not receive an effective, properly completed Letter of Transmittal prior to the Election Deadline (as defined below) will be deemed to be Undesignated Shares.

      3. ELECTION DEADLINE. In order for an Election to be effective, the Exchange Agent must receive a properly completed Letter of Transmittal, accompanied by all required documents, NO LATER THAN 5:00 P.M., PACIFIC TIME, ON JANUARY __, 2004, unless extended to a later date by the mutual agreement of the parties (the "Election Deadline"). SHAREHOLDERS ARE URGED TO MAIL A PROPERLY COMPLETED LETTER OF TRANSMITTAL, ACCOMPANIED BY ALL REQUIRED DOCUMENTS, NO LATER THAN 5:00 P.M., PACIFIC TIME, ON DECEMBER __, 2003 IN ORDER TO ENSURE THAT THEIR LETTER OF TRANSMITTAL WILL BE RECEIVED BY THE ELECTION DEADLINE.

      A Letter of Transmittal will be deemed properly completed only if: (a) an Election is indicated for each Share covered by the Letter of Transmittal, (b) it is accompanied by all Certificates with respect to such shares (or (i) customary affidavits and indemnity agreements regarding the loss or destruction of such certificates or (ii) properly executed Guarantees of Delivery with respect to such Shares), and (c) it is accompanied by any other documents required by the Exchange Agent or Humboldt.

      4. CHANGES TO ELECTIONS. Any holder of Shares who has made an Election may, at any time prior to the Election Deadline, change his or her Election by submitting to the Exchange Agent a properly completed and signed revised Letter of Transmittal and all required additional documents, provided that the Exchange Agent receives such revised Letter of Transmittal and other necessary documents prior to the Election Deadline and provided further that no change in a shareholder's Election may be made pursuant to the Letter of Transmittal delivering Certificates or Shares previously covered by a Guarantee of Delivery. Any holder of CIB Common Stock may at any time prior to the Election Deadline revoke his or her Election and withdraw his or her Certificates deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. If an Election is revoked prior to the Election Deadline, the related Shares will automatically become Undesignated Shares unless and until a new Election is properly made with respect to such Shares on or before the Election Deadline.

      5. NO FRACTIONAL SHARES. No certificates representing fractional shares of Humboldt Common Stock shall be issued upon the surrender for exchange of Certificates representing Shares, and such fractional share interests will not entitle the owner thereof to any dividends or any other rights of a stockholder of Humboldt. In lieu of any fractional share of Humboldt Common Stock, holders of Shares will receive cash (without interest) in an amount equal to such fractional part of a share of Humboldt Common Stock multiplied by the Average Price.

      6. NO LIABILITY. Neither Humboldt, CIB nor the Exchange Agent will be liable to any holder of Shares of CIB Common Stock for any shares of Humboldt Common Stock (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

C. RECEIPT OF MERGER CONSIDERATION, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

      1. RECEIPT OF MERGER CONSIDERATION (TIMELY ELECTION). As soon as practicable after the Effective Time and after the proration procedures described above are completed, holders who have surrendered their Certificates to the Exchange Agent for cancellation, together with a Letter of Transmittal duly executed and completed in accordance with these Instructions and such other documents as are required pursuant to these Instructions, shall be entitled to receive in exchange therefor (A) a check in the amount equal to the cash, if any, which such holder has the right to receive (including any cash in lieu of any fractional shares and any dividends or other distributions to which such holder is entitled) and (B) a certificate or certificates representing that number of whole shares of Humboldt

Common Stock, if any, which such holder has the right to receive. All cash paid or shares of Humboldt Common Stock issued upon conversion of the Shares in accordance with the terms of the Merger Agreement shall be deemed to have been paid or issued in full satisfaction of all rights pertaining to such Shares.

      2. RECEIPT OF MERGER CONSIDERATION (FAILURE TO MAKE TIMELY ELECTION). Holders of CIB Common Stock who do not submit a Letter of Transmittal prior to the Election Deadline must nevertheless submit a properly completed Letter of Transmittal (other than the section pertaining to the Election) and the Certificate or Certificates representing CIB Common Stock to the Exchange Agent in order to receive the Merger Consideration payable in respect of such Shares. No dividend or other distribution declared or made with respect to Humboldt Common Stock with a record date after the Effective Time (as defined in the Merger Agreement) will be paid to the holder of any unsurrendered Certificate of CIB Common Stock until the holder duly surrenders such Certificate. Following the surrender of any such Certificate, there will be paid to the holder, without interest (i) the amount of Merger Consideration represented by such Certificates, (ii) the amount of any cash payable with respect to a fractional share of Humboldt Common Stock to which such holder is entitled and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Humboldt Common Stock and
(iii) at the appropriate payment date, the amount of dividends or other distributions with (A) a record date after the Effective Time but prior to surrender and (B) a payment date subsequent to surrender payable with respect to such shares of Humboldt Common Stock.

      3. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any check or certificates evidencing shares of Humboldt Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing a Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing a Letter of Transmittal or to the person(s) signing a Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares," the appropriate boxes on such Letter of Transmittal, "Special Payment Instructions" and/or "Special Delivery Instructions", must be completed.

      4. STOCK TRANSFER TAXES. Humboldt will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued. EXCEPT AS PROVIDED IN THIS INSTRUCTION C4, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

      5. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to [Kevin R. Watson, Chief Financial Officer] of CIB, at [(916) ___-____]. Additional copies of the Joint Proxy Statement-Prospectus, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

      6. BACKUP WITHHOLDING. Under the federal income tax law, a shareholder who is a U.S. person (including a resident alien) who delivers Shares must, unless an exemption applies, provide the Exchange Agent (as payer) with such shareholder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 included as part of the Letter of Transmittal, with the required certification being signed under penalty of perjury. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to being subject to backup withholding.

      Shareholders are required to give the Exchange Agent the taxpayer identification number of the record owner of the Shares by completing the Substitute Form W-9 included as part of the Letter of Transmittal. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Determining the Proper Taxpayer Identification Number to Give the Payer," which immediately follows the Substitute Form W-9.

      If backup withholding applies, the Exchange Agent is required to withhold tax from any payment made to a shareholder with respect to Shares exchanged pursuant to the Merger. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes, which may be credited against the shareholder's U.S. federal income tax liability or refunded to the shareholder by the Internal Revenue Service.

      Certain shareholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a shareholder must submit a properly completed Form W-8BEN or Form W-8ECI, signed under penalties of perjury, attesting to that person's exempt status. A shareholder would use a Form W-8BEN to certify that it (1) is neither a citizen nor a resident of the United States, (2) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (3) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the sale of the Shares would be effectively connected; and would use a Form W-8ECI to certify that (1) it is neither a citizen nor resident of the U.S., and (2) the proceeds of the sale of the Shares is effectively connected with a U.S. trade or business.

      A SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

      7. LOST, DESTROYED, OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed, or stolen, the owner of such Certificate(s) should promptly notify U.S. Stock Transfer Corporation, as transfer agent for CIB (the "Transfer Agent"), at 1745 Gardena Avenue, Glendale, California 91204, Attn: Stock Transfer Department. Such shareholder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). Upon the making of an affidavit of that fact by the person claiming such Certificate(s) to be lost, stolen, or destroyed and the posting by such person of a bond as indemnity against any claim that may be made with respect to such Certificate(s), the Transfer Agent will issue in exchange for such lost, stolen, or destroyed Certificate(s) a new Certificate representing such Shares. This Letter of Transmittal cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed. After the Effective Time of the Merger, holders of lost, stolen or destroyed Certificates representing Shares should not contact the Transfer Agent, but should instead contact the Exchange Agent at the address indicated on the Letter of Transmittal.